UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 3, 2007 (December 28, 2006)

ICON HEALTH & FITNESS, INC.
(Exact Name of Registrant as Specified in Its Charter)

COMMISSION FILE NUMBER:  333-93711

DELAWARE	87-0531206
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1500 South 1000 West
Logan, UT, 84321
(Address and Zip Code of Principal Executive Offices)

(435) 750-5000
(Registrant's Telephone Number, Including Area Code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement

On December 28, 2006, ICON Health & Fitness, Inc. (the “Company“) entered into a First Supplemental Indenture (the “Supplemental Indenture“) with The Bank of New York Trust Company, N.A., as trustee (the “Trustee“), which amends the indenture (the “Indenture“), dated as of April 9, 2002, governing the Company’s 11.25% Senior Subordinated Notes due 2012 (the “Notes“).

The Supplemental Indenture deletes the covenant in the Indenture that requires the Company to file annual, quarterly and other reports with the Trustee for the Notes and amends certain of the definitions and other provisions contained in the indenture related to the Company's ability to incur indebtedness. The Supplemental Indenture is attached hereto as Exhibit 4.1A and is incorporated herein in its entirety.

Pursuant to the terms of the Supplemental Indenture, the Company also agreed to pay a total of $970,000 in additional special interest to the holders of the Notes. The additional special interest payment was made on January 2, 2007, which was the regularly scheduled interest payment date, to holders of the Notes as of November 30, 2006.

As a result of the Supplemental Indenture, the Company entered into an Amendment No. 2 (the “Credit Agreement Amendment“) to the Revolving Credit Agreement, dated as of October 31, 2005 (the “Credit Agreement“), between the Company, the other Credit Parties thereto, the lenders party thereto and Bank of America, N.A., as agent for the Lenders (the “Administrative Agent“).

The Company also entered into an Amendment No. 2 (the “Junior Term Agreement Amendment“) to the Junior Term Loan Credit Agreement, dated as of October 31, 2005 (the “Junior Term Agreement“), between the Company and Back Bay Capital Funding, LLC.

The Credit Agreement Amendment and the Junior Term Agreement Amendment modify the Credit Agreement and Junior Term Agreement, respectively, by, among other things, consenting to the Supplemental Indenture. The Credit Agreement Amendment and the Junior Term Agreement Amendment are attached hereto as Exhibits 10.66B and 10.67 B, respectively, and are incorporated hereto in their entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
4.1A	First Supplemental Indenture, dated December 28, 2006.
10.66B	Consent and Amendment No. 2 to the Revolving Credit Agreement, dated November 30, 2006.
10.67B	Consent and Amendment No. 2 to the Junior Term Loan Credit Agreement, dated November 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON HEALTH & FITNESS, INC.

By: /s/ S. Fred Beck

Name: S. Fred Beck
Title: Chief Financial Officer
Date: January 3, 2007

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EXHIBIT INDEX

Exhibit Number	Description

4.1A	First Supplemental Indenture, dated December 28, 2006.

10.66B	Consent and Amendment No. 2 to the Revolving Credit Agreement, dated November 30, 2006.

10.67B	Consent and Amendment No. 2 to the Junior Term Loan Credit Agreement, dated November 30, 2006.

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